    As Filed with the Securities and Exchange Commission on June 1, 1995
                                                          Registration No. 33-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
                               -------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                               -------------------


                         ANGELICA CORPORATION
               (Exact name of registrant as specified in charter)

                MISSOURI                                       43-0905260
     (State or other jurisdiction of                        (I.R.S. Employer
     incorporation or organization)                      Identification Number)

        424 South Woods Mill Road
         Chesterfield, Missouri                                63017-3406
  (Address of principal executive offices)                     (Zip Code)
                               -------------------

                              ANGELICA CORPORATION
                     1994 NON-EMPLOYEE DIRECTORS STOCK PLAN
                            (Full title of the plan)
                              -------------------


                               T. M. ARMSTRONG
 Senior Vice President-Finance and Administration and Chief Financial Officer
                            Angelica Corporation
                          424 South Woods Mill Road
                     Chesterfield, Missouri  63017-3406
                   (Name and address of agent for service)
  Telephone number, including area code, of agent for service: (314) 854-3800

                               -------------------


                                    Copy to:
                              ROBERT M. LAROSE, ESQ.
                               Thompson & Mitchell
                              One Mercantile Center
                           St. Louis,  Missouri  63101
                               (314) 231-7676

                                CALCULATION OF REGISTRATION FEE
===============================================================================================
                                                  Proposed       Proposed
Title of                                          Maximum        Maximum
Securities                    Amount              Offering       Aggregate      Amount of
to be                         to be               Price Per      Offering       Registra-
Registered                    Registered          Share<F2>       Price<F2>     tion Fee
- -----------------------------------------------------------------------------------------------
Common Stock,
$1.00 par value<F1>           225,000 shares      $25.50         $5,737,500     $1,979
===============================================================================================

<F1> This Registration Statement also covers Rights pursuant to the
     Shareholder Protection Rights Plan; one Right is attached to each share of Common Stock and trades with such share.

<F2> Estimated solely for purposes of computing the Registration
     Fee pursuant to the provisions of Rule 457(h), based upon a price of $25.50 per share, being the average of the high and low prices per share as reported on the New York Stock Exchange on May 24, 1995.

                      ANGELICA CORPORATION
             1994 NON-EMPLOYEE DIRECTORS STOCK PLAN

Item 3.  Incorporation of Certain Documents by Reference.
         -----------------------------------------------

     The following documents filed by Angelica Corporation (the
"Company") with the Securities and Exchange Commission are incorporated herein by reference:

     (i) The Company's latest Annual Report on Form 10-K, for the year ended January 28, 1995.

    (ii) The description of the Company's Common Stock set forth in the Company's registration statement filed under the Securities Exchange Act of 1934 (File No. 1-5674), including any amendment filed for the purpose of updating such description.

   (iii) The description of the Company's Shareholder Protection Rights Plan set forth in the Registration Statement on Form 8-A dated August 24, 1988, and any amendment filed for the purpose of updating such description.

     All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act, after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be made a part hereof from the date of filing of such documents. Any statement contained herein or in a document incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in a subsequently filed document incorporated herein by reference modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of the Registration Statement.

Item 6.  Indemnification of Directors and Officers.
         -----------------------------------------

     As permitted by Section 351.355 of The General and Business Corporation Law of Missouri, the By-Laws of the Company contain provisions permitting indemnification of officers, directors and, under certain circumstances, employees. The Company has entered into indemnification agreements with its directors and elected officers and may enter into such agreements with future directors and elected officers and with certain other employees and agents indemnifying them under certain circumstances.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Company pursuant to such provisions, the Company has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable.

Item 8.  Exhibits.
         --------

    The following exhibits are filed herewith or incorporated herein by reference:

    4.1 Restated Articles of Incorporation of the Company, filed as Exhibit 3.1 to the Company's Annual Report on Form 10-K for the year ended January 26, 1991, and incorporated herein by reference.

    4.2 By-Laws of the Company, as amended, filed as Exhibit 3.2 to the Company's Annual Report on Form 10-K for the year ended January 28, 1995, and incorporated herein by reference.

    4.3  Shareholder Protection Rights Plan, filed in the
         Registration Statement on Form 8-A (File No. 1-5674) dated August 24, 1988, and incorporated herein by reference.

    4.4  Angelica Corporation 1994 Non-Employee Directors Stock
         Plan, filed as Appendix A to the Company's Proxy Statement for the 1995 Annual Meeting of Shareholders, and incorporated herein by reference.

    5 Opinion of Thompson & Mitchell as to the legality of the securities to be issued.

    23   Consent of Arthur Andersen LLP.

    25   Power of Attorney (set forth on signature page hereto).

Item 9.  Undertakings.
         ------------

        (a)  The undersigned registrant hereby undertakes:

             (1) To file, during any period in which offers and sales are being made, a post-effective amendment to this registration statement:

                     (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                    (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof), which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                   (iii) To include any material information with respect to the plan of distribution previously disclosed in the registration statement or any material change to such information in the registration statement.

                   Provided, however, that paragraphs (a)(1)(i) and
             (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

             (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

             (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to
Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                           SIGNATURES

     The Registrant.  Pursuant to the requirements of the
     --------------
Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of St. Louis, State of Missouri, on May 23, 1995.

                              ANGELICA CORPORATION


                              By /s/ Lawrence J. Young
                                -------------------------------------------
                                Lawrence J. Young
                                Chairman of the Board and President


          We, the undersigned officers and directors of Angelica Corporation, hereby severally and individually constitute and appoint Lawrence J. Young and Theodore M. Armstrong, and each of them, the true and lawful attorneys and agents of each of us to execute in the name, place and stead of each of us (individually and in any capacity stated below) any and all amendments to this Registration Statement on Form S-8 and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission, each of said attorneys and agents to have the power to act with or without the other and to have full power and authority to do and perform in the name and on behalf of each of the undersigned every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any of the undersigned might or could do in person, and we hereby ratify and confirm our signatures as they may be signed by our said attorneys and agents and each of them to any and all such amendments and instruments.

          Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


           Signature                       Title                           Date
           ---------                       -----                           ----
 /s/ Lawrence J. Young              Chairman of the Board,              May 23, 1995
- --------------------------------    President and Director
Lawrence J. Young                   (Principal Executive Officer)

 /s/ Theodore M. Armstrong          Senior Vice President-Finance and   May 23, 1995
- --------------------------------    Administration and Chief Financial
Theodore M. Armstrong               Officer
                                    (Principal Financial Officer)


           Signature                       Title                           Date
           ---------                       -----                           ----
 /s/ L. Linden Mann                 Controller                          May 23, 1995
- -------------------------------     (Principal Financial Officer)
L. Linden Mann


 /s/ Earle H. Harbison, Jr.         Director                            May 23, 1995
- -------------------------------
Earle H. Harbison, Jr.


 /s/ Leslie F. Loewe                 Director                           May 23, 1995
- -------------------------------
Leslie F. Loewe


 /s/ Lee M. Liberman                 Director                           May 23, 1995
- -------------------------------
Lee M. Liberman


 /s/ Martin Sneider                  Director                           May 23, 1995
- -------------------------------
Martin Sneider


 /s/ Elliot H. Stein                 Director                           May 23, 1995
- -------------------------------
Elliot H. Stein


 /s/ William P. Stiritz              Director                           May 23, 1995
- -------------------------------
William P. Stiritz


 /s/ H. Edwin Trusheim               Director                           May 23, 1995
- -------------------------------
H. Edwin Trusheim

                                   EXHIBIT INDEX
                                   -------------

Exhibit No.                                                               Page
- ----------                                                                ----

   4.1 Restated Articles of Incorporation of the Company, filed as Exhibit 3.1 to the Company's Annual Report on Form
          10-K for the year ended January 26, 1991, and incorporated herein by reference.

   4.2 By-Laws of the Company, as amended, filed as Exhibit 3.2 to the Company's Annual Report on Form 10-K for the year ended January 28, 1995, and incorporated herein by reference.

   4.3    Shareholder Protection Rights Plan, filed in the
          Registration Statement on Form 8-A (File No. 1-5674) dated August 24, 1988, and incorporated herein by reference.

   4.4    Angelica Corporation 1994 Non-Employee Directors Stock
          Plan, filed as Appendix A to the Company's Proxy
          Statement for the 1995 Annual Meeting of Shareholders, and incorporated herein by reference.

   5 Opinion of Thompson & Mitchell as to the legality of the securities to be issued.

   23     Consent of Arthur Andersen LLP.

   25     Power of Attorney (set forth on signature page hereto).